UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               ________________


                                 April 3, 2003
             -----------------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                              NIAGARA CORPORATION
             ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware                  0-22206                    59-3182820
------------------------------  -------------------------  --------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                              667 Madison Avenue
                              New York, New York
                   -----------------------------------------
                   (Address of Principal Executive Offices)


                                     10021
                                   ---------
                                  (Zip Code)


                                (212) 317-1000
            -------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Item 4.   Changes in Registrant's Certifying Accountant.

         On April 10, 2003, the Audit Committee of the Board of Directors of Niagara Corporation (the "Company") engaged Deloitte & Touche LLP ("Deloitte & Touche") as the Company's principal accountants to audit the Company's financial statements. The appointment of Deloitte & Touche follows the resignation of the Company's former accountants, BDO Seidman, LLP ("BDO"), by letter received on April 3, 2003.

         BDO's reports on the Company's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and during the period prior to the appointment of Deloitte & Touche, there were no disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report, or any reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided a copy of this disclosure to BDO, and requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission confirming that it agrees with the above statements. A copy of BDO's confirmation is filed as Exhibit 16.1 to this Form 8-K.

         During the last two fiscal years and during the period prior to its appointment as the Company's new principal accountants, the Company has not consulted with Deloitte & Touche regarding either:

                     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or

                     (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
           Item 304 (a) (1)(v) of Regulation S-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated April 7, 2003.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NIAGARA CORPORATION


                                              By: /s/ Marc J. Segalman
                                                  ---------------------------
                                                 Name:  Marc J. Segalman
                                                 Title: Executive Vice
                                                        President &
                                                        General Counsel

Date:  April 10, 2003

                                 EXHIBIT INDEX


    Exhibit No.         Description                                 Page No.
    -----------         -----------                                 --------

    16.1           Letter from BDO Seidman, LLP to the                 6
                   Securities and Exchange Commission
                   dated April 7, 2003.

                                                                  Exhibit 16.1


                       BDO Seidman, LLP              330 Madison Avenue
                       Accountants and Consultants   New York, New York 10017
                                                     Telephone: (212) 885-8000
                                                     Fax: (212) 697-1299





April 7, 2003

U.S. Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on April 3, 2003 to be filed by our former client Niagara Corporation. We agree with the statements made in response to that
Item insofar as they relate to our Firm.



Very truly yours,


/s/ BDO Seidman, LLP
    BDO Seidman, LLP